UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2011

Commission File Number: 333-169014

American Energy Development Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	27-2304001 (I.R.S. Employer Identification No.)

9190 Double Diamond Parkway, Reno, Nevada, 89521
(Address of principal executive offices)
(888) 542-7720 (Registrant’s telephone number, including area code) LJM Energy Corp. (Former name of registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment - Name Change

On July 12, 2011, LJM Energy Corp. (the “Registrant”) filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Nevada Secretary of State to change its name from “LJM Energy Corp.” to “American Energy Development Corp.” (the “Name Change”).  The effective date of the Name Change with the Nevada Secretary of State is July 14, 2011.  The Name Change will take effect in the OTC markets at the open of business on July 15, 2011.

A copy of the Certificate of Amendment filed with the Nevada Secretary of State is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Certificate of Change – Forward Stock Split

On July 12, 2011, the Registrant filed a Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes (the “Certificate of Change”) with the Nevada Secretary of State to effect a thirty for one forward stock split of the Registrant’s common stock (the “Forward Stock Split”). The Certificate of Change increased the number of authorized shares of the Registrant’s common stock from 100,000,000 to 3,000,000,000 and the number of issued and outstanding shares of common stock for shareholders of record as of July 13, 2011, from 5,705,570 shares to 171,167,100 shares.  The Registrant’s common stock will continue to be $.001 par value.  Fractional shares will be rounded upward. The Forward Stock Split is payable upon surrender of existing certificates to the Registrant’s transfer agent, Island Stock Transfer.  The effective date of the Forward Stock Split with the Nevada Secretary of State is July 14, 2011. The Forward Stock Split will take effect in the OTC markets at the open of business on July 15, 2011.

A copy of the Certificate of Change filed with the Nevada Secretary of State is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Symbol Change

In connection with the Name Change described in Item 5.03 above, the Financial Industry Regulatory Authority (“FINRA”) assigned the Registrant a new stock symbol, “AEDC.”  This new symbol will take effect in the OTC markets at the open of business on July 15, 2011.  Due to the Forward Stock Split, FINRA will place a “D” on the ticker symbol for 20 business days and after 20 business days, the symbol will revert back to AEDC, the original symbol.  Also, as a result of the Name Change and Forward Stock Split, the Registrant’s CUSIP number has changed from 50188K104 to 02563A102.

Item 9.01 Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State.
3.2	Certificate of Change Pursuant to NRS 78.209 filed with the Nevada Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 14, 2011	LJM Energy Corp.

	By:	/s/ Joel Felix
Joel Felix
Chief Financial Officer